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[LOGO OF VANGUARD APPEARS HERE]                   A Member of The Vanguard Group
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PROSPECTUS--MARCH 8, 1996
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NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT--1-800-662-7447 (SHIP)
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SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT--1-800-662-2739 (CREW)
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INVESTMENT       Vanguard Convertible Securities Fund, Inc. (the "Fund") is an
OBJECTIVE AND    open-end diversified investment company that seeks to provide
POLICIES         current income and long-term growth of capital. The Fund in-
                 vests primarily in corporate bonds and preferred stocks that are convertible into shares of common stock. Although the
                 Fund is designed principally for equity-oriented investors, investors should be aware that a majority of the Fund's as-
                 sets may be invested in convertible securities rated Ba or B by Moody's Investors Service or BB or B by Standard & Poor's
                 Corporation. Corporate bonds with such ratings are commonly referred to as "junk bonds" and are considered speculative by the major ratings agencies. There is no assurance that the
                 Fund will achieve its stated objectives. Shares of the Fund are neither insured nor guaranteed by any agency of the U.S.
                 Government, including the FDIC.
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OPENING AN       To open a regular (non-retirement) account, please complete
ACCOUNT          and return the Account Registration Form. If you need assis-
                 tance in completing this Form, please call the Investor In-
                 formation Department. To open an Individual Retirement Ac-
                 count (IRA), please use a Vanguard IRA Adoption Agreement. To obtain a copy of this form, call 1-800-662-7447, Monday
                 through Friday, from 8:00 a.m. to 9:00 p.m. and Saturday from
                 9:00 a.m. to 4:00 p.m. (Eastern time). The minimum initial investment is $3,000, or $1,000 for Uniform Gifts/Transfers to Minors Act accounts. The Fund is offered on a no-load ba-
                 sis (i.e., there are no sales commissions or 12b-1 fees).
                 However, the Fund incurs expenses for investment advisory, management, administrative and distribution services.
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ABOUT THIS       This Prospectus is designed to set forth concisely the infor-
PROSPECTUS       mation you should know about the Fund before you invest. It should be retained for future reference. A "Statement of Ad-
                 ditional Information" containing additional information about the Fund has been filed with the Securities and Exchange Com-
                 mission. This Statement is dated March 8, 1996, and has been incorporated by reference into this Prospectus. It may be ob-
                 tained, without charge, by writing to the Fund or by calling the Investor Information Department.
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                               TABLE OF CONTENTS

                                                                       Page
Fund Expenses.........................................................   2
Financial Highlights..................................................   2
Yield and Total Return................................................   3
                               FUND INFORMATION
Investment Objective..................................................   4
Investment Policies...................................................   4
Investment Risks......................................................   5
Who Should Invest.....................................................   7
Implementation of Policies............................................   7
                                                                       Page
Investment Limitations................................................   9
Management of the Fund................................................  10
Investment Adviser....................................................  11
Performance Record....................................................  12
Dividends, Capital Gains and Taxes....................................  12
The Share Price of the Fund...........................................  14
General Information...................................................  14
                                                                       Page
                             SHAREHOLDER GUIDE
Opening an Account and Purchasing Shares..............................  16
When Your Account Will Be Credited....................................  19
Selling Your Shares...................................................  19
Exchanging Your Shares................................................  22
Important Information About Telephone Transactions....................  23
Transferring Registration.............................................  24
Other Vanguard Services...............................................  24

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR AD-EQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-FENSE.
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

FUND EXPENSES    The following table illustrates ALL expenses and fees that you would incur as a shareholder of the Fund. The expenses set forth below are for the 1995 fiscal year.

             SHAREHOLDER TRANSACTION EXPENSES
             ------------------------------------------------------------------
             Sales Load Imposed on Purchases.............................  None
             Sales Load Imposed on Reinvested Dividends..................  None
             Redemption Fees.............................................  None
             Exchange Fees...............................................  None
             ANNUAL FUND OPERATING EXPENSES
             -------------------------------------------------------------------
             Management & Administrative Expenses........................  0.29%
             Investment Advisory Fees....................................  0.39
             12b-1 Fees..................................................  None
             Other Expenses
              Distribution Costs.................................... 0.02%
              Miscellaneous Expenses................................ 0.05
                                                                     ----
             Total Other Expenses........................................  0.07
                                                                           ----
               TOTAL OPERATING EXPENSES..................................  0.75%
                                                                           ====

                 The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Fund.

                 The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming
                 (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Fund charges no redemption fees of any kind.

                  1 YEAR           3 YEARS                 5 YEARS                 10 YEARS
                  ------           -------                 -------                 --------
                    $8               $24                     $42                     $93

                 THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF
                 PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY
                 BE HIGHER OR LOWER THAN THOSE SHOWN.
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FINANCIAL        The following financial highlights for a share outstanding
HIGHLIGHTS       throughout each period, insofar as they relate to each of the five years in the period ended November 30, 1995, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto, which, together with the remaining por-tions of the Fund's 1995 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional In-formation and in this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1995
                 Annual Report to Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1995 Annual
                 Report to Shareholders, which may be obtained without charge by writing to the Fund or by calling our Investor Information
                 Department at 1-800-662-7447.

                                                                                                  JUNE 17,
                                            YEAR ENDED NOVEMBER 30,                               1986+ TO
                          ---------------------------------------------------------------------   NOV. 30,
                            1995    1994     1993    1992   1991    1990    1989   1988    1987     1986
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $10.94  $12.89   $11.77  $ 9.82  $8.07  $ 9.64   $8.71  $7.94  $ 9.80    $10.00
                          ------  ------   ------  ------  -----  ------   -----  -----  ------    ------
INVESTMENT OPERATIONS
 Net Investment Income..     .52     .53      .56     .56    .53     .57     .51    .55     .60       .26
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........    1.26   (1.04)    1.03    1.92   1.77   (1.58)    .99    .90   (1.95)     (.29)
                          ------  ------   ------  ------  -----  ------   -----  -----  ------    ------
  TOTAL FROM INVESTMENT
   OPERATIONS...........    1.78    (.51)    1.59    2.48   2.30   (1.01)   1.50   1.45   (1.35)     (.03)
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income.....    (.51)   (.53)    (.47)   (.53)  (.55)   (.56)   (.57)  (.56)   (.51)     (.17)
 Distributions from
  Realized Capital
  Gains.................    (.18)   (.91)      --      --     --      --      --   (.12)     --        --
                          ------  ------   ------  ------  -----  ------   -----  -----  ------    ------
  TOTAL DISTRIBUTIONS...    (.69)  (1.44)    (.47)   (.53)  (.55)   (.56)   (.57)  (.68)   (.51)     (.17)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................  $12.03  $10.94   $12.89  $11.77  $9.82  $ 8.07   $9.64  $8.71  $ 7.94    $ 9.80
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN............   17.10%  (4.35)%  13.87%  26.01% 29.25% (10.95)% 17.70% 18.85% (14.82)%   (0.24)%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)......    $172    $175     $202    $120    $55     $44     $58    $69     $73       $73
Ratio of Expenses to
 Average Net Assets.....     .75%    .73%     .71%    .85%   .81%    .88%    .84%   .88%    .85%      .80%*
Ratio of Net Investment
 Income to Average Net
 Assets.................    4.63%   4.68%    4.44%   4.80%  5.72%   6.35%   5.60%  6.52%   6.13%     6.02%*
Portfolio Turnover Rate.      46%     52%      81%     55%    57%     55%     55%    24%     45%       13%

*Annualized.
+Commencement of operations.
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YIELD ANDTOTAL   From time to time the Fund may advertise its yield and total
RETURN return. Both yield and total return figures are based on his-torical earnings and are not intended to indicate future per-formance. The "total return" of the Fund refers to the aver-age annual compounded rates of return over one-, five- and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                 In accordance with industry guidelines set forth by the U.S.
                 Securities and Exchange Commission, the "30-day yield" of the
                 Fund is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment in-
                 come includes interest and dividend income earned on the
                 Fund's securities; it is net of all expenses and all recur-
                 ring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that the net investment income earned over 30 days is compounded
                 monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all
                 stock and bond mutual funds. However, these methods differ from the accounting methods used by the Fund to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account or the yield reported in the Fund's reports to shareholders.
--------------------------------------------------------------------------------
INVESTMENT       Vanguard Convertible Securities Fund, Inc. (the "Fund") is an
OBJECTIVE        open-end diversified investment company. The objective of the
                 Fund is to provide current income and long-term growth of
THE FUND SEEKS   capital by investing primarily in convertible securities.
TO PROVIDE       There is no assurance that the Fund will achieve its objec-
CURRENT INCOME   tive.
AND LONG-TERM
GROWTH           The investment objective of the Fund is fundamental and so cannot be changed without the approval of a majority of the
                 Fund's shareholders.
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INVESTMENT       Under normal circumstances, at least 80% of the Fund's assets
POLICIES         will be invested in convertible securities. Convertible secu-
                 rities include corporate bonds and preferred stocks which are
THE FUND         convertible into common stock, as well as debt instruments
INVESTS IN       with warrants or common stock attached. See "Implementation
CONVERTIBLE      of Policies" for a description of convertible securities.
SECURITIES
                 The remaining 20% of the Fund's assets may be invested in non-convertible corporate or U.S. Government fixed-income se-curities, common stocks, and selected money market instru-ments. Within this 20% limit, the Fund is authorized to write covered call options on its investments, although it does not presently intend to do so. The Fund may also invest more than 20% of its assets in money market instruments when the Fund's investment adviser determines that a temporary defensive po-sition is warranted.

                 In seeking to provide both current income and long-term capi-tal appreciation, the adviser will emphasize the securities of companies with above-average growth potential whose con-vertible securities offer attractive yields. In general, each security selected for the Fund will, in the opinion of the adviser, be priced at a reasonable premium relative to the price at which it can be converted into common stock. In ad-dition, the underlying common stock will tend to be priced attractively on a relative price-to-earnings ratio basis.

                 The Fund will invest in convertible obligations which have been assigned a rating of B or better by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"). The Fund may also invest in non-rated securities which, in the opinion of the Fund's adviser, are equivalent in quality to a B rating or better. In addition, at least 70% of the Fund's assets will be invested in securi-ties rated a minimum of Ba by Moody's, BB by Standard & Poor's, or the equivalent as determined by the adviser. It is therefore possible that a majority of the Fund's assets could be invested in securities with Ba (BB) or B ratings; such se-curities are deemed by the rating agencies to have specula-tive characteristics.

                 While the Fund will invest predominately in securities of U.S.-based companies, up to 15% of the Fund's assets may be invested in dollar-denominated securities issued by foreign companies. See "Implementation of Policies" for a description of other investment practices of the Fund.

                 The Fund is responsible for voting the shares of all securi-ties it holds.

                 These policies are not fundamental and so may be changed by the Board of Directors without shareholder approval.
--------------------------------------------------------------------------------
INVESTMENT       Convertible securities are hybrid securities, combining the
RISKS            investment characteristics of both bonds and common stocks.
                 Like a bond (or preferred stock), a convertible security pays
THE FUND IS      a fixed interest rate (dividend), but may be converted into
SUBJECT TO       common stock at a specific price or conversion rate.
STOCK AND BOND
MARKET RISK      When the convertible's conversion price is significantly
                 above the price of the issuer's common stock, a convertible security takes on the risk characteristics of a bond. At such times, the price of a convertible security will vary in-versely with changes in the level of interest rates. In other words, when interest rates rise, convertible securities prices will generally fall; conversely, when interest rates fall, convertible securities will generally rise. This inter-est rate risk is in part offset by the income paid by the convertible securities.

                 In contrast, when the conversion price of a convertible secu-rity and the common stock price are close to one another, a convertible security will behave like a common stock. In such cases, the prices of convertible securities may exhibit the short-term price volatility characteristic of common stocks.

                 For these reasons, investors in the Fund must be willing to accept the market risks of both bonds and stocks. However, because convertible securities have characteristics of both stocks and bonds, they tend to be less sensitive to interest rate changes than bonds of comparable maturity and quality, and less sensitive to stock market changes than fully in-vested common stock portfolios. Because of these factors and the hybrid nature of convertibles, investors should recognize that convertible securities are likely to perform quite dif-ferently than broadly-based measures of the stock and bond markets.

CREDIT QUALITY   The market for convertible securities includes a larger pro-
MAY BE LOW       portion of small-to-medium size companies than the broad
                 stock market (as measured by such indices as the Standard &
                 Poor's 500 Composite Stock Price Index). Companies which is-sue convertible securities are often lower in credit quality.
                 Moreover, the credit rating of a company's convertible issue is generally lower than the rating of the company's conven-tional debt issues since the convertible is normally a "ju-nior" security. While the average credit quality of the Fund is expected to be higher than the universe of convertible se-curities as a whole, the Fund may invest up to 30% of its as-sets in B-rated securities, and up to 100% of its assets could be invested in securities rated Ba (BB) or B. Securi-ties with such ratings are considered speculative, and thus pose a greater risk of default than investment grade securi-ties. If securities held by the Fund are downgraded to a rat-ing lower than Ba (BB) or B, the Fund will continue to hold such securities unless the adviser believes that it is advantageous to sell them. The following are excerpts from the Moody's and Standard & Poor's defini-tions for speculative debt obligations:

                 Moody's: Ba-rated bonds have "speculative elements," their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguard-ed." B-rated bonds "lack characteristics of a desirable in-vestment" and the assurance of interest or principal payments "may be small."

                 Caa-rated bonds are "of poor standing" and "may be in de-fault" or may have "elements of danger with respect to prin-cipal or interest."

                 Standard & Poor's: BB-rated bonds have "less near-term vul-nerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to in-adequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default" than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions. CCC-rated bonds have a "currently identifiable vulnerability to de-fault" and, without favorable business conditions, will be unable to repay interest and principal.

                 Securities rated Ba or lower are considered to be "high-risk" securities and the credit quality of such securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks of a particular security. For these reasons, it is the Fund's pol-icy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in con-junction with the Portfolio adviser's own independent and on-going review of the companies represented in the Fund.

                 In the past, the high yields from a portfolio of low-grade securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Fund from widespread defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on high-yield securities in the future. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for the high-yield securities market. It may be that future default rates on high-yield securities will be more widespread and higher than in the past, espe-cially during periods of deteriorating economic conditions.

                 The share price of the Fund will be influenced not only by changing interest rates, but also by the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low- and me-dium-rated securities may decline in market value due to in-vestors' heightened concern over credit quality, regardless of prevailing interest rates.

                 Especially at such times, trading in the secondary market for high-yield securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market of high-yield securities may be less liquid than the market for investment grade securities. There are fewer securities deal-
                 ers in the high-yield market, and purchasers of high-yield securities are concentrated among a smaller group of securi-
                 ties dealers and institutional investors.
--------------------------------------------------------------------------------
WHO SHOULD       The Fund is intended for investors who are seeking a higher
INVEST           level of income than is normally available from common
                 stocks, as well as potential long-term capital appreciation.
INVESTORS        Since the Fund may own non-investment grade securities of me-
SEEKING          dium-to-small-sized companies, greater-than-average invest-
CURRENT INCOME   ment risk may be involved. Investors should be able to toler-
AND LONG-TERM    ate sharp, sometimes sudden fluctuations in the value of
CAPITAL GROWTH   their investment in pursuit of higher investment returns in the long run.

                 Although convertible securities exhibit characteristics of both stocks and bonds, the Fund does not represent a complete investment program. Most investors should maintain diversi-
                 fied holdings of securities with different risk characteris-
                 tics--including common stocks, bonds and money market instru-
                 ments. The Fund is intended to be a long-term investment ve-
                 hicle and is not designed to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional
                 costs which are borne by all of the Fund's shareholders. In order to minimize such costs, the Fund has adopted the fol-
                 lowing policies. The Fund reserves the right to reject any purchase request (including exchange purchases from other
                 Vanguard portfolios) that is reasonably deemed to be disrup-
                 tive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Fund has adopted exchange privi-
                 lege limitations as described in the section "Exchange Privi-
                 lege Limitations." Finally, the Fund reserves the right to suspend the offering of its shares.
--------------------------------------------------------------------------------
IMPLEMENTATION   The Fund uses a number of investment vehicles to achieve its
OF POLICIES      objective.

THE FUND         The Fund invests primarily in convertible securities. Con-
INVESTS IN       vertible securities include corporate bonds, debentures,
CONVERTIBLE      notes and preferred stocks which may be converted into the
SECURITIES       common stock of the issuer at the holder's option. Convert-
                 ible securities obligate the issuing company to pay a stated annual rate of interest (or a stated dividend in the case of convertible preferred stock) and to return the principal amount after a specified period. Convertible securities gen-erally offer income yields that are higher than the dividend yield, if any, of the underlying common stock, but lower than the yield of non-convertible debt securities issued by the corporation or corporations of similar investment quality.
                 This fixed-income feature of convertible securities is ex-pected to enable the Fund to achieve its current income ob-jective. Convertible securities are usually priced at a pre-mium to their conversion value--i.e., the value of the common stock received if the holder were to exchange the convertible security.

                 The holder of the convertible security may choose at any time to exchange the convertible security for a specified number of shares of the common stock of the corporation, or occa-sionally a subsidiary company, at a specified price, as de-fined by the corporation when the security is issued. Accord-ingly, the value of the convertible obligation may generally be expected to in-crease (decrease) as the price of the associated common stock increases (decreases). Also, the market value of convertible securities tends to be influenced by the level of interest rates and tends to decline as interest rates increase and, conversely, to increase as interest rates decline.

                 Convertible securities rank senior to common stocks in an is-suer's capital structure, but are junior to non-convertible debt securities. As convertible securities are considered ju-nior to any non-convertible debt securities issued by the corporation, convertible securities are typically rated by established credit rating services at one level below the corporation's non-convertible debt.

THE FUND MAY     Although it normally seeks to remain fully invested in con-
INVEST IN        vertible securities, the Fund may invest in certain short-
SHORT-TERM       term fixed income securities. Such securities may be used to
FIXED INCOME     invest uncommitted cash balances, to maintain liquidity to
SECURITIES       meet shareholder redemptions, or to take a temporary defen-
                 sive position. These securities include: obligations of the United States Government and its agencies or instrumentali-ties, commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateral-ized by these securities.

THE FUND MAY     The Fund may lend its investment securities on a short-term
LEND ITS         or a long-term basis to qualified institutional investors for
SECURITIES       the purpose of realizing additional income. Loans of securi-
                 ties by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Gov-ernment or its agencies. The collateral will equal at least
                 100% of the current market value of the loaned securities.

THE FUND MAY     The Fund may borrow money, subject to the limits set forth
BORROW MONEY     below, for temporary or emergency purposes, including the
                 meeting of redemption requests which might otherwise require the untimely disposition of securities.

PORTFOLIO        The Fund retains the right to sell securities irrespective of
TURNOVER IS      how long they have been held. However, it is anticipated that
NOT EXPECTED     the portfolio turnover rate for the Fund will not exceed
TO EXCEED 100%   100%. A turnover rate of 100% would occur, for example, if all of the Fund's securities were replaced within one year.

DERIVATIVE       Derivatives are instruments whose values are linked to or de-
INVESTING        rived from an underlying security or index. The most common and conventional types of derivative securities are futures and options.

THE FUND MAY     The Fund may invest in futures contracts and options, but
INVEST IN        only to a limited extent. Specifically, the Fund may enter
DERIVATIVE       into futures contracts provided that not more than 5% of its
SECURITIES       assets are required as a futures contract deposit; in addi-
                 tion, the Fund may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's assets.

                 Futures contracts and options may be used for several common fund management strategies: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index.

                 The Fund may use futures contracts for bona fide "hedging" purposes. In executing a hedge, a manager sells, for example, stock index futures to protect against a decline in the stock market. As such, if the market drops, the value of the futures position will rise, thereby offsetting the decline in value of the Fund's stock holdings.

FUTURES          The primary risks associated with the use of futures con-
CONTRACTS AND    tracts and options are: (i) imperfect correlation between the
OPTIONS POSE     change in market value of the stocks held by the Fund and the
CERTAIN RISKS    prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing in those contracts whose price fluctu-ations are expected to resemble those of the Fund's under-lying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

                 The risk of loss in trading futures contracts in some strate-
                 gies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price
                 movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. When investing in futures contracts, the Fund will segregate cash or cash
                 equivalents in the amount of the underlying obligation.
--------------------------------------------------------------------------------
INVESTMENT       The Fund has adopted certain limitations in an attempt to re-
LIMITATIONS      duce its exposure to specific situations. Some of these limi-
                 tations are that the Fund will not:

THE FUND HAS     (a) with respect to 75% of the value of its total assets,
ADOPTED              purchase the securities of any issuer (except obligations
CERTAIN              of the United States Government and its instrumentali-
FUNDAMENTAL          ties) if as a result the Fund would hold more than 10% of
LIMITATIONS          the outstanding voting securities of the issuer, or more
                     than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

                 (b) invest more than 5% of its assets in the securities of companies that have a continuous operating history of less than three years;

                 (c) invest more than 25% of its assets in any one industry;

                 (d) borrow money, except that the Fund may borrow from banks
                     (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise re-quire the untimely disposition of securities, in an amount not exceeding 10% of the value of the Fund's total assets (including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments;

                 (e) pledge, mortgage or hypothecate any of its assets to an extent greater than 5% of its total assets.

                 These investment limitations are considered at the time in-vestment securities are purchased. The limitations described here and in the Statement of Additional Information may be changed only with the approval of a majority of the Fund's shareholders.
--------------------------------------------------------------------------------

MANAGEMENT OF    The Fund is a member of The Vanguard Group of Investment Com-
THE FUND         panies, a family of more than 30 funds, with more than 90
                 portfolios and total assets in excess of $190 billion.
VANGUARD         Through their jointly-owned subsidiary, The Vanguard Group,
ADMINISTERS      Inc. ("Vanguard"), the Fund and the other funds in the Group
AND              obtain at cost virtually all of their corporate management,
DISTRIBUTES      administrative, shareholder accounting and distribution serv-
THE FUND         ices. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1995, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately .31% com-pared to an average of 1.11% for other mutual funds (data provided by Lipper Analytical Services).

                 The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Direc-tors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a state-ment of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                 Vanguard employs a supporting staff of management and admin-istrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary of-fice space, furnishings and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                 Vanguard also provides distribution and marketing service to the Vanguard funds. The funds are available on a no-load ba-sis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of Vanguard's distribution costs.
--------------------------------------------------------------------------------

                 The Fund employs Desai Capital Management, Inc. ("DCMI"), 540
INVESTMENT       Madison Avenue, New York, NY 10022, under an investment advi-
ADVISER          sory agreement dated as of March 1, 1988, to manage the in-
                 vestment and reinvestment of the assets of the Fund and to
DESAI CAPITAL    continuously review, supervise and administer the Fund's in-
MANAGEMENT,      vestment program. DCMI discharges its responsibilities sub-
INC. MANAGES     ject to the control of the Officers and Directors of the
THE FUND'S       Fund.
INVESTMENTS
                 DCMI is a professional investment counseling firm which spe-cializes in the management of convertible and equity-linked securities portfolios for institutional clients. The firm was founded in June 1984. As of December 31, 1995, DCMI managed assets with an estimated fair market value of approximately
                 $1.4 billion. Rohit M. Desai is the President, Chairman and sole stockholder of Desai Capital Management, Inc. Mr. Desai has served as portfolio manager of the Fund since its incep-tion and, along with a team of investment professionals at DCMI, oversees the Fund's investment program.

                 The Fund pays DCMI an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:

                    NET ASSETS                                           RATE
                    -----------------                                    -----
                    First $50 million                                    0.40%
                    Next $50 million                                     0.35%
                    Next $100 million                                    0.30%
                    Over $200 million                                    0.25%

                 During the fiscal year ended November 30, 1995, the total ad-visory fees paid by the Fund to DCMI represented an effective annual base rate of .39 of 1% of the Fund's average net as-sets. This fee was paid under the terms of a previous advi-sory agreement, which called for a higher rate of fees than the current agreement.

                 The investment advisory agreement authorizes DCMI to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and directs DCMI to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Fund. The full range and quality of brokerage serv-ices are considered in making these determinations.

                 The Fund has authorized DCMI to pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution, provided the adviser be-lieves this to be in the best interest of the Fund. Although the Fund does not market its shares through intermediary bro-kers or dealers, the Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to clients if the Officers of the Fund believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

                 The Fund's Board of Directors may, without the approval of shareholders, provide for: (a) the employment of a new in-
                 vestment adviser pursuant to the terms of a new advisory
                 agreement, either as a replacement for an existing adviser or as an additional adviser; (b) a change in the terms of an ad-
                 visory agreement; and (c) the continued employment of an ex-
                 isting adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser. Any such change will only be made upon not less than 30 days' prior written notice to shareholders of the
                 Fund, which shall include substantially the information con-
                 cerning the adviser that would have normally been included in a proxy statement.
--------------------------------------------------------------------------------
PERFORMANCE      The table in this section provides investment results for the
RECORD           Fund for several periods throughout the Fund's lifetime. The results shown represent the Fund's "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods. Also included is comparative information with respect to the un-managed Standard & Poor's 500 Composite Stock Price Index, a widely-used barometer of stock market activity, and the Leh-man Aggregate Bond Index, a measure of the investment perfor-mance of the bond market. The table does not make any allow-ance for federal, state or local income taxes, which share-holders must pay on a current basis.

                 The results should not be considered a representation of the total return from an investment made in the Fund today. This information is provided to help investors better understand the Fund and may not provide a basis for comparison with other investments or mutual funds which use a different method to calculate performance.

                                AVERAGE ANNUAL TOTAL RETURN FOR
                              VANGUARD CONVERTIBLE SECURITIES FUND

                                                                    LEHMAN
             FISCAL PERIODS    VANGUARD CONVERTIBLE   S&P 500   AGGREGATE BOND
             ENDED 11/30/95      SECURITIES FUND       INDEX        INDEX
             --------------    --------------------   -------   --------------
             1 Year                   +17.1%           +37.0%       +17.6%
             3 Years                  + 8.4            +15.1        + 8.1
             5 Years                  +15.7            +16.8        + 9.5
             Lifetime*                + 8.7            +13.6          N/A

                 *June 17, 1986 to November 30, 1995.
--------------------------------------------------------------------------------
DIVIDENDS,       The Fund expects to pay quarterly dividends from net invest-
CAPITAL GAINS    ment income. Net capital gains distributions, if any, will be
AND TAXES        made annually.


THE FUND WILL    Dividend and capital gains distributions may be automatically
PAY QUARTERLY    reinvested or received in cash. See "Choosing a Distribution
DIVIDENDS        Option" for a description of these distribution methods.

                 In addition, in order to satisfy certain distribution re-quirements of the Tax Reform Act of 1986, the Fund may de-clare special year-end dividend and capital gains distribu-tions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

                 The Fund intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Divi-dends paid by the Fund from net investment income, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate in-vestors, a portion of dividends from net investment income will qualify for the intercorporate dividends-received deduc-tion. However, the portion of the dividends so qualified de-pends on the aggregate taxable qualifying dividend income re-ceived by the Fund from domestic (U.S.) sources.

                 Distributions paid by the Fund from net long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. Capital gains distributions are made when the Fund realizes net capi-tal gains on sales of portfolio securities during the year. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary consider-ably from year to year; there will be no capital gains dis-tributions in years when the Fund realizes net capital losses.

                 Note that if you accept capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Fund. Al-so, keep in mind that if you purchase shares in the Fund shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be re-turned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

                 The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund.

A CAPITAL GAIN   A sale of shares of the Fund is a taxable event and may re-
OR LOSS MAY BE   sult in a capital gain or loss. A capital gain or loss may be
REALIZED UPON    realized from an ordinary redemption of shares or an exchange
EXCHANGE OR      of shares between two mutual funds (or two portfolios of a
REDEMPTION       mutual fund).

                 Dividend distributions, capital gains distributions, and cap-ital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                 The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to share-holders who have not complied with IRS taxpayer identifica-tion regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or Taxpayer Identification Number and by cer-tifying that you are not subject to backup withholding.

                 The Fund has obtained a Certificate of Authority to do busi-ness as a foreign corporation in Pennsylvania and does busi-ness and maintains an office in that state. In the opinion of counsel, the shares of the Fund will be exempt from Pennsylvania personal property taxes.

                 The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an in-
                 vestment in the Fund. The Fund is managed without regard to tax ramifications.
--------------------------------------------------------------------------------
THE SHARE        The Fund's share price or "net asset value" per share is de-
PRICE OF THE     termined by dividing the total assets of the Fund, less all
FUND             liabilities, by the total number of shares outstanding. The net asset value is calculated at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for business.

                 The Fund's net asset value includes interest on fixed-income securities which is accrued daily. Fund securities which are traded both over-the-counter and on a stock exchange will be valued according to the broadest and most representative mar-ket, and it is expected that for convertible securities, pre-ferred stock, bonds, and other fixed-income securities this ordinarily will be the over-the-counter market. Valuation of such securities will be at the latest quoted bid price.

                 Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valua-tion is made. Common stocks which are listed on an exchange but which are not traded on the valuation date are valued at the mean between the bid and the asked prices.

                 Convertible bonds and other debt instruments may be valued on the basis of prices provided by a pricing service when such prices are believed by the Directors to reflect the fair mar-ket value of such securities. The prices provided by a pric-ing service may be determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Short-term instruments maturing within 60 days of the valuation date may be valued at cost, plus or minus any amortized discount or premium. Other assets and securities for which no quotations are readily available will be valued in good faith using methods determined by the Board of Directors.

                 The Fund's price per share can be found daily in the mutual fund section of most major newspapers under the heading of
                 Vanguard.
--------------------------------------------------------------------------------
GENERAL          The Fund is a Maryland corporation. The Fund's Articles of
INFORMATION      Incorporation permit the Directors to issue 1,000,000,000
                 shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more classes
                 ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfo-lios. Currently the Fund is offering one class of shares.

                 The shares of the Fund are fully paid and nonassessable; have no preferences as to conversion, exchange, dividends, retire-ment or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the elec-tion of Directors can elect 100% of the Directors if they so choose. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held).

                 Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other ap-plicable law. If requested in writing by the holders of not less than 10% of the outstanding shares of the Fund, an an-nual meeting will be held to vote on the removal of a Direc-tor or Directors of the Fund.

                 All securities and cash are held by CoreStates Bank, N.A., Philadelphia, PA. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP serves as independent accountants for the Fund and will audit its financial statements annually.
                 The Fund is not involved in any litigation.
--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

OPENING AN       You may open a regular (non-retirement) account, either by
ACCOUNT AND      mail or wire. Simply complete and return an Account Registra-
PURCHASING       tion Form and any required legal documentation, indicating
SHARES           the amount you wish to invest. Your purchase must be equal to or greater than the $3,000 minimum initial investment re-quirement ($1,000 for Uniform Gifts/Transfers to Minors Act accounts and IRAs). You must open a new Individual Retirement
                 Account by mail (IRAs may not be opened by wire) using a Van-guard IRA Adoption Agreement. Your purchase must be equal to or greater than the $1,000 minimum initial investment re-quirement, but no more than $2,000 if you are making a regu-lar IRA contribution. Rollover contributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified retirement plan. If you need assis-tance with the form or have any questions about this Fund, please call our Investor Information Department at 1-800-662-
                 7447. NOTE: For other types of account registrations (e.g., corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which addi-tional forms you may need.

                 The Fund's shares are purchased at the next-determined net asset value after your investment has been received. The Fund is offered on a no-load basis (i.e., there are no sales com-missions or 12b-1 fees).

PURCHASE         1) Because of the risks associated with common stock invest-
RESTRICTIONS        ments, the Fund is intended to be a long-term investment
                    vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements.
                    Consequently the Fund reserves the right to reject any specific purchase (and exchange purchase) request. The
                    Fund also reserves the right to suspend the offering of shares for a period of time.

                 2) Vanguard will not accept third-party checks to purchase shares of the Fund. Please be sure your purchase check is made payable to the Vanguard Group.

ADDITIONAL       Subsequent investments to regular accounts may be made by
INVESTMENTS      mail ($100 minimum), wire ($1,000 minimum), exchange from an-
                 other Vanguard Fund account ($100 minimum), or Vanguard Fund
                 Express. Subsequent investments to Individual Retirement Ac-
                 counts may be made by mail ($100 minimum) or exchange from another Vanguard Fund account. In some instances, contribu-
                 tions may be made by wire or Vanguard Fund Express. Please call us for more information on these options.
                 --------------------------------------------------------------

                       NEW ACCOUNT

PURCHASING BY    Please include the amount of your initial investment on
MAIL Complete    the registration form, make your check payable to The Vanguard
and sign the     Group-82 and mail to:
enclosed
Account          VANGUARD FINANCIAL
Registration     CENTER
Form             P.O. BOX 2600
                 VALLEY FORGE, PA 19482

For express or   VANGUARD FINANCIAL
registered       CENTER 455 DEVON PARK
mail,send to:    DRIVE WAYNE, PA 19087

                 ADDITIONAL INVESTMENTS
                  TO EXISTING ACCOUNTS

                 Additional investments should include the Invest-by-Mail remittance form attached to your Fund confirmation statements. Please make your check payable to The Vanguard Group-82, write your account number on your check and, using the return envelope provided, mail to the address indicated on the Invest-by-Mail Form.

                 All written requests should be mailed to one of the addresses indicated for new accounts. Do not send registered or express mail to the post office box address.
                 --------------------------------------------------------------
PURCHASING BY               CORESTATES BANK, N.A.
WIRE                        ABA 031000011
Money should                CORESTATES NO. 0101 9897
be wired to:                ATTN VANGUARD

                            VANGUARD CONVERTIBLE SECURITIES FUND
BEFORE WIRING               ACCOUNT NUMBER
Please contact              ACCOUNT REGISTRATION
Client Services
(1-800-662-2739)
                 To assure proper receipt, please be sure your bank includes the name of the Fund selected, the account number Vanguard has assigned to you and the eight-digit CoreStates number. If you are opening a new account, please complete the Account
                 Registration Form and mail it to the "New Account" address above after completing your wire arrangement. Note: Federal
                 Funds wire purchase orders will be accepted only when the
                 Fund and Custodian Bank are open for business.
                 --------------------------------------------------------------
PURCHASING BY    You may open a new account or purchase additional shares by
EXCHANGE (from   making an exchange from an existing Vanguard account. Please
a Vanguard       call our Client Services Department at 1-800-662-2739. The
account)         new account will have the same registration as the existing account. However, the Fund reserves the right to refuse any exchange purchase request.
                 --------------------------------------------------------------
PURCHASING BY    The Fund Express Special Purchase option lets you move money
FUND EXPRESS     from your bank account to your Vanguard account on an "as
                 needed" basis. Or if you choose the Automatic Investment op-
Special          tion, money will be moved automatically from your bank ac-
Purchase and     count to your Vanguard account on the schedule (monthly, bi-
Automatic        monthly [every other month], quarterly or yearly) you select.
Investment       To establish these Fund Express options, please provide the appropriate information on the

                 Account Registration Form. We will send you a confirmation of your Fund Express service; please wait three weeks before us-
                 ing the service.
--------------------------------------------------------------------------------
CHOOSING A       You must select one of three distribution options:
DISTRIBUTION
OPTION           1. AUTOMATIC REINVESTMENT OPTION--Both dividends and capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you automatically unless you specify one of the other options.

                 2. CASH DIVIDEND OPTION--Your dividends will be paid in cash and your capital gains will be reinvested in additional Fund shares.

                 3. ALL CASH OPTION--Both dividend and capital gains distribu-
                    tions will be paid in cash.

                 You may change your option by calling our Client Services De-partment (1-800-662-2739).

                 In addition, an option to invest your cash dividends and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-
                 800-662-2739) for information. You may also elect Vanguard
                 Dividend Express which allows you to transfer your cash divi-
                 dends and/or capital gains distributions automatically to
                 your bank account. Please see "Other Vanguard Services" for more information.
--------------------------------------------------------------------------------
TAX CAUTION      Under Federal tax laws, the Fund is required to distribute net capital gains and dividend income to Fund shareholders.
INVESTORS        These distributions are made to all shareholders who own Fund
SHOULD ASK       shares as of the distribution's record date, regardless of
ABOUT THE        how long the shares have been owned. Purchasing shares just
TIMING OF        prior to the record date could have a significant impact on
CAPITAL GAINS    your tax liability for the year. For example, if you purchase
AND DIVIDEND     shares immediately prior to the record date of a sizable cap-
DISTRIBUTIONS    ital gain or income dividend distribution, you will be as-
BEFORE           sessed taxes on the amount of the capital gain and/or divi-
INVESTING        dend distribution later paid even though you owned the Fund shares for just a short period of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Fund shares.) While the total value of your in-vestment will be the same after the distribution--the amount of the distribution will offset the drop in the net asset value of the shares--you should be aware of the tax implica-tions the timing of your purchase may have.

                 Prospective investors should, therefore, inquire about poten-tial distributions before investing. The Fund's annual capi-tal gains distribution normally occurs in December, while in-come dividends are generally paid quarterly in March, June, September and December. For additional information on distri-butions and taxes, see the section titled "Dividends, Capital Gains, and Taxes."
--------------------------------------------------------------------------------

IMPORTANT        The easiest way to establish optional Vanguard services on
INFORMATION      your account is to select the options you desire when you
                 complete your Account Registration Form. IF YOU WISH TO ADD
ESTABLISHING     SHAREHOLDER OPTIONS LATER, YOU MAY NEED TO PROVIDE VANGUARD
OPTIONAL         WITH ADDITIONAL INFORMATION AND A SIGNATURE GUARANTEE. PLEASE
SERVICES         CALL OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739) FOR FUR-
                 THER ASSISTANCE.

SIGNATURE        For our mutual protection, we may require a signature guaran-
GUARANTEES       tee on certain written transaction requests. A signature
                 guarantee verifies the authenticity of your signature, and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A SIGNATURE GUARANTEE CANNOT
                 BE PROVIDED BY A NOTARY PUBLIC.

CERTIFICATES     Share certificates will be issued upon request. If a certifi-
                 cate is lost, you may incur an expense to replace it.

BROKER-DEALER    If you purchase shares in Vanguard Funds through a registered
PURCHASES        broker-dealer or investment adviser, the broker-dealer or ad-
                 viser may charge a service fee.

CANCELLING       The Fund will not cancel any trade (e.g., purchase, exchange
TRADES           or redemption) believed to be authentic, received in writing or by telephone, once the trade request has been received.
--------------------------------------------------------------------------------
WHEN YOUR        Your trade date is the date on which your account is credit-
ACCOUNT WILL     ed. If your purchase is made by check, Federal Funds wire or
BE CREDITED      exchange and is received by the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time), your trade date is the day of receipt. If your pur-chase is received after the close of regular trading on the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.

                 In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a for-eign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.

                 The Fund reserves the right to suspend the offering of shares for a period of time. The Fund also reserves the right to re-
                 ject any specific purchase request.
--------------------------------------------------------------------------------
SELLING YOUR     You may withdraw any portion of the funds in your account by
SHARES           redeeming shares at any time. You generally may initiate a request by writing or by telephoning. Your redemption pro-
                 ceeds are normally mailed within two business days after the receipt of the request in Good Order.
                 --------------------------------------------------------------
SELLING BY       Requests should be mailed to VANGUARD FINANCIAL CENTER, VAN-
MAIL             GUARD CONVERTIBLE SECURITIES FUND, P.O. BOX 1120, VALLEY
                 FORGE, PA 19482. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard Convertible
                 Securities Fund, 455 Devon Park Drive, Wayne, PA 19087.)

                 The redemption price of shares will be the Fund's net asset value next determined after Vanguard has received all re-
                 quired documents in Good Order.
                 --------------------------------------------------------------
DEFINITION OF    GOOD ORDER means that the request includes the following:
GOOD ORDER
                 1. The account number and Fund name.
                 2. The amount of the transaction (specified in dollars or
                    shares).
                 3. The signatures of all owners EXACTLY as they are regis-
                    tered on the account.
                 4. Any required signature guarantees.
                 5. Other supporting legal documentation that might be re-
                    quired, in the case of estates, corporations, trusts, and certain other accounts.
                 6. Any certificates that you are holding for the account.

                 IF YOU HAVE ANY QUESTIONS ABOUT THIS DEFINITION AS IT PER-
                 TAINS TO YOUR REQUEST, PLEASE CALL OUR CLIENT SERVICES DE-
                 PARTMENT AT 1-800-662-2739.
                 --------------------------------------------------------------
SELLING BY       To sell shares by telephone, you or your pre-authorized rep-
TELEPHONE        resentative may call our Client Services Department at 1-800-
                 662-2739. The proceeds will be sent to you by mail. PLEASE
                 NOTE: As a protection against fraud, your telephone mail re-
                 demption privilege will be suspended for 10 calendar days
                 following any expedited address change to your account. An expedited address change is one that is made by telephone, by
                 Vanguard Online or, in writing, without the signatures of all account owners. Please see "Important Information About Tele-
                 phone Transactions."
                 --------------------------------------------------------------
SELLING BY       If you select the Fund Express Automatic Withdrawal option,
FUND EXPRESS     money will be automatically moved from your Vanguard Fund ac-
                 count to your bank account according to the schedule you have
Automatic        selected. The Special Redemption option lets you move money
Withdrawal &     from your Vanguard account to your bank account on an "as
Special          needed" basis. To establish these Fund Express options,
Redemption       please provide the appropriate information on the Account
                 Registration Form. We will send you a confirmation of your
                 Fund Express service; please wait three weeks before using the service.
                 --------------------------------------------------------------
SELLING BY       You may sell shares of the Fund by making an exchange to an-
EXCHANGE         other Vanguard Fund account. Please see "Exchanging Your
                 Shares" for details.
                 --------------------------------------------------------------
IMPORTANT        Shares purchased by check or Fund Express may be redeemed at
REDEMPTION       any time. However, your redemption proceeds will not be paid
INFORMATION      until payment for the purchase is collected, which may take up to ten calender days.
                 --------------------------------------------------------------
DELIVERY OF      Redemption requests received by telephone prior to the close
REDEMPTION       of regular trading on the New York Stock Exchange are proc-
PROCEEDS         essed on the day of receipt and the redemption proceeds are normally sent on the following business day.

                 Redemption requests received by telephone after the close of the Exchange (generally 4:00 p.m., Eastern time) are proc-essed on the business day following receipt and the proceeds are normally sent on the second business day following re-ceipt.

                 Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order except as described on page 20 in Important Redemption Information.

                 If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Or-der. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                 The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                 If the Board of Directors determines that it would be detri-
                 mental to the best interests of the Fund's remaining share-
                 holders to make payment in cash, the Fund may pay redemption proceeds in excess of $250,000 in whole or in part by a dis-
                 tribution in kind of readily marketable securities.
                 --------------------------------------------------------------
VANGUARD'S       If you make a redemption from a qualifying account, Vanguard
AVERAGE COST     will send you an Average Cost Statement which provides you
STATEMENT        with the tax basis of the shares you redeemed. Please see
                 "Statements and Reports" for additional information.
                 --------------------------------------------------------------
LOW BALANCE      Due to the relatively high cost of maintaining smaller ac-
FEE AND          counts, the Fund will automatically deduct a $10 annual fee
MINIMUM          from non-retirement accounts with balances falling below
ACCOUNT          $2,500 ($1,000 for Uniform Gifts/Transfers to Minors Act ac-
BALANCE          counts). This fee deduction will occur mid-year, beginning in
REQUIREMENT      1996. The fee generally will be waived for investors whose aggregate Vanguard assets exceed $50,000.

                 In addition, the Fund reserves the right to liquidate any non-retirement account that is below the minimum initial in-vestment amount of $3,000. If at any time the total invest-ment does not have a value of at least $3,000, you may be no-tified that your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidat-ed. Proceeds would be promptly paid to the registered share-holder.

                 Vanguard will not liquidate your account if it has fallen be-low $3,000 solely as a result of declining markets (i.e., a decline in a Fund's net asset value).
--------------------------------------------------------------------------------

EXCHANGING       Should your investment goals change, you may exchange your
YOUR SHARES      shares of Vanguard Convertible Securities Fund for those of other available Vanguard Funds.

EXCHANGING BY    When exchanging shares by telephone, please have ready the
TELEPHONE        Fund name, account number, Social Security Number or Employer
                 Identification Number listed on the account, and the exact
Call Client      name and address in which the account is registered. Requests
Services (1-     for telephone exchanges received prior to the close of trad-
800-662-2739)    ing on the New York Stock Exchange (generally 4:00 p.m. East-
                 ern time) are processed at the close of business that same day. Requests received after the close of the Exchange are processed the next business day. TELEPHONE EXCHANGES ARE NOT
                 ACCEPTED INTO OR FROM VANGUARD BALANCED INDEX FUND, VANGUARD
                 INDEX TRUST, VANGUARD INTERNATIONAL EQUITY INDEX FUND AND
                 VANGUARD QUANTITATIVE PORTFOLIOS. If you experience diffi-
                 culty in making a telephone exchange, your exchange request may be made by regular or express mail, and it will be imple-
                 mented at the closing net asset value on the date received by
                 Vanguard provided the request is received in Good Order.
                 --------------------------------------------------------------
EXCHANGING BY    Please be sure to include on your exchange request the name
MAIL             and account number of your current Fund, the name of the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered account holders. Send your request to VANGUARD FINANCIAL CENTER, VANGUARD CONVERT-
                 IBLE SECURITIES FUND, P.O. BOX 1120, VALLEY FORGE, PA 19482.
                 (For express or registered mail, send your request to Van-
                 guard Financial Center, Vanguard Convertible Securities Fund,
                 455 Devon Park Drive, Wayne, PA 19087.)
                 --------------------------------------------------------------
IMPORTANT        Before you make an exchange, you should consider the follow-
EXCHANGE         ing:
INFORMATION
                 . Please read the Fund's prospectus before making an ex-
                   change. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-
                   7447).

                 . An exchange is treated as a redemption and a purchase.
                   Therefore, you could realize a taxable gain or loss on the transaction.

                 . Exchanges are accepted only if the registrations and the
                   Taxpayer Identification numbers of the two accounts are identical.

                 . The shares to be exchanged must be on deposit and not held in certificate form.

                 . New accounts are not currently accepted in Vanguard/Windsor
                   Fund or Vanguard/PRIMECAP Fund.

                 . The redemption price of shares redeemed by exchange is the net asset value next determined after Vanguard has received the required documentation in Good Order.

                 . When opening a new account by exchange, you must meet the minimum investment requirement of the new Fund.

                 Every effort will be made to maintain the exchange privilege. However, the Fund reserves the right to revise or terminate its provisions, limit the amount of or reject any exchange, as deemed necessary, at any time.

                 The exchange privilege is only available in states in which shares of the Fund are registered for sale. The Fund's shares are currently registered for sale in all 50 states and the
                 Fund intends to maintain such registration.
--------------------------------------------------------------------------------
EXCHANGE         The Fund's exchange privilege is not intended to afford
PRIVILEGE        shareholders a way to speculate on short-term movements in
LIMITATIONS      the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the man-agement of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange ac-tivity.

                 Exchange activity generally will not be deemed excessive if limited to two substantive exchange redemptions (at least 30 days apart) from the Fund during any twelve month period.
                 Notwithstanding these limitations, the Fund reserves the
                 right to reject any purchase request (including exchange pur-
                 chases from other Vanguard portfolios) that is reasonably
                 deemed to be disruptive to efficient portfolio management.
--------------------------------------------------------------------------------
IMPORTANT        The ability to initiate redemptions (except wire redemptions)
INFORMATION      and exchanges by telephone is automatically established on
ABOUT            your account unless you request in writing that telephone
TELEPHONE        transactions on your account not be permitted.
TRANSACTIONS
                 To protect your account from losses resulting from unautho-rized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                 1. SECURITY CHECK. To request a transaction by telephone, the caller must know (i) the name of the Fund; (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or Employer Iden-tification number listed on the account.

                 2. PAYMENT POLICY. The proceeds of any telephone redemption made by mail will be made payable to the registered shareowner and mailed to the address of record, only.

                 Neither the Fund nor Vanguard will be responsible for the au-thenticity of transaction instructions received by telephone, provided that reasonable security procedures have been fol-lowed. Vanguard believes that the security procedures de-scribed above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your ac-count. If Vanguard fails to follow reasonable security proce-dures, it may be liable for any losses resulting from unau-thorized or fraudulent telephone transactions on your ac-count.
--------------------------------------------------------------------------------

TRANSFERRING     You may transfer the registration of any of your Fund shares
REGISTRATION     to another person by completing a transfer form and sending it to: VANGUARD FINANCIAL CENTER, P.O. BOX 1110, VALLEY
                 FORGE, PA 19482. ATTENTION: TRANSFER DEPARTMENT. The request must be in Good Order. BEFORE MAILING YOUR REQUEST, PLEASE
                 CALL OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739) FOR FULL
                 INSTRUCTIONS.
--------------------------------------------------------------------------------
STATEMENTS AND   Vanguard will send you a confirmation statement each time you
REPORTS          initiate a transaction in your account (except for
                 checkwriting redemptions from Vanguard money market ac-counts). You will also receive a comprehensive account state-ment at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transac-tion activity for the entire calendar year.

                 Vanguard's Average Cost Statement provides you with the aver-age cost of shares redeemed from your account, using the av-erage cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Van-guard account may expect to receive their Average Cost State-ment in February of the following year. Please call our Cli-ent Services Department (1-800-662-2739) for information.

                 Financial reports on the Fund will be mailed to you semi-an-
                 nually, according to the Fund's fiscal year-end.
--------------------------------------------------------------------------------
OTHER VANGUARD   For more information about any of these services, please call
SERVICES         our Investor Information Department at 1-800-662-7447.

VANGUARD         With Vanguard's Direct Deposit Service, most U.S. Government
DIRECT DEPOSIT   checks (including Social Security and military pension
SERVICE          checks) and private payroll checks may be automatically de-
                 posited into your Vanguard Fund account. Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

VANGUARD         Vanguard's Automatic Exchange Service allows you to move
AUTOMATIC        money automatically among your Vanguard Fund accounts. For
EXCHANGE         instance, the service can be used to "dollar cost average"
SERVICE          from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for addi-tional information.

VANGUARD FUND    Vanguard's Fund Express allows you to transfer money between
EXPRESS          your Fund account and your account at a bank, savings and
                 loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor
                 Information Department (1-800-662-7447) for a Fund Express application.

                 Special rules govern how your Fund Express purchases or re-demptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Van-guard Funds. For more information, please refer to the Van-guard Fund Express brochure.

VANGUARD         Vanguard's Dividend Express allows you to transfer your divi-
DIVIDEND         dends and/or capital gains distributions automatically from
EXPRESS          your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan associa-tion, or a credit union that is a member of the Automated
                 Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Informa-tion Department (1-800-662-7447) for a Vanguard Dividend Ex-press application.

VANGUARD TELE-   Vanguard's Tele-Account is a convenient, automated service
ACCOUNT          that provides share price, price change and yield quotations on Vanguard Funds through any TouchToneTM telephone. This
                 service also lets you obtain information about your account balance, your last transaction, and your most recent dividend or capital gains payment. To contact Vanguard's Tele-Account service, dial 1-800-ON-BOARD (1-800-662-6273). A brochure of-
                 fering detailed operating instructions is available from our
                 Investor Information Department (1-800-662-7447).
--------------------------------------------------------------------------------

                                    PART B

                  VANGUARD CONVERTIBLE SECURITIES FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION
                                 MARCH 8, 1996

  This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus dated March 8, 1996. To obtain the Prospectus please call:

                        INVESTOR INFORMATION DEPARTMENT
                                1-800-662-7447

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Limitations.....................................................  B-1
Purchase of Shares.........................................................  B-2
Redemption of Shares.......................................................  B-2
Management of the Fund.....................................................  B-3
Directors and Officers.....................................................  B-5
Investment Advisory Services...............................................  B-6
Portfolio Transactions.....................................................  B-7
General Information........................................................  B-8
Yield and Total Return.....................................................  B-9
Comparative Indexes........................................................  B-9
Financial Statements....................................................... B-11
Appendix--Description of Securities and Ratings............................ B-12

                            INVESTMENT LIMITATIONS

  The following restrictions are fundamental policies and cannot be changed without approval of the holders of a majority of the outstanding shares of the Fund or, if less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. The Fund may not under any circumstances:

    1. Borrow money, except that the Fund may borrow from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might other-wise require the untimely disposition of securities, in an amount not ex-ceeding 10% of the value of the Fund's total assets (including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any addi-tional investments;

    2. With respect to 75% of the value of its total assets, purchase the se-curities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

    3. Invest for the purpose of exercising control of management of any com-pany;

    4. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent permitted by Section 12 of the Investment Company Act of 1940 (the "1940 Act"). The Fund will invest only in investment companies which have investment objectives and investment policies consistent with those of the Fund;

    5. Engage in the business of underwriting securities issued by other per-sons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of investment securities;

    6. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (including the Fund's investment in The Vanguard Group, Inc.);

    7. Invest in commodities or real estate, although the Fund may purchase and sell securities of companies which deal in real estate, or interests therein, and the Fund may purchase covered call options as described in the prospectus;

    8. Purchase securities on margin or sell any securities short;

    9. Invest more than 5% of the assets of the Fund, at the time of invest-ment, in the securities of any issuers which have (with predecessors) a record of less than three years' continuous operation;

    10. Purchase or retain any security if (i) one or more officers, direc-tors or partners of the Fund or its investment adviser individually own or would own, directly or beneficially, more than 1/2 of 1 per cent of the se-curities of such issuer, and (ii) in the aggregate such persons own or would own more than 5% of such securities;

    11. Make loans except (i) by purchasing bonds, debentures or similar ob-ligations (including repurchase agreements, subject to the limitation de-scribed in (6) above, which are publicly distributed, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act or the Rules and Regulations or interpretations of the Securities and Ex-change Commission (the "Commission") thereunder;

    12. Pledge, mortgage, or hypothecate any of its assets to an extent greater than 5% of its total assets;

    13. Invest directly in interests in oil, gas or other mineral exploration or development programs; and

    14. Invest more than 25% of the value of its total assets in any one in-dustry.

  The above mentioned investment limitations are considered at the time in-vestment securities are purchased. Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contrib-ute to the costs or other financial requirements of any company which will be wholly-owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, adminis-trative, distribution or related services to the Fund and other investment companies. See "The Vanguard Group."

                              PURCHASE OF SHARES

  The Fund reserves the right in its sole discretion (i) to suspend the offer-ing of its shares, (ii) to reject purchase orders when in the judgement of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on ini-tial and subsequent investments for certain fiduciary accounts or under cir-cumstances where certain economies can be achieved in sales of the Fund's shares.

                             REDEMPTION OF SHARES

  The Fund may suspend redemption privileges or postpone the date of payment for redeemed shares (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted, as determined by the Commission; (ii) during any period when an emergency exists, as defined by the rules of the Commission, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or fairly determine the value of its assets; and (iii) for such other periods as the Commission may permit.

  No charge is made by the Fund for redemptions. Any redemption may be more or less than the shareholder's cost, depending on the current market value of the securities held by the Fund.

  The Fund has made an election with the Commission to pay in cash all redemp-tions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Fund's Share Price," and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

                            MANAGEMENT OF THE FUND
                              THE VANGUARD GROUP

  Vanguard Convertible Securities Fund is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribu-tion services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard Funds. Vanguard employs a supporting staff of management and administrative personnel needed to provide the requi-site services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's total expenses, which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.

  The Fund's Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external ad-viser for the Funds.

  Vanguard adheres to a Code of Ethics established pursuant to Rule 17j-1 un-der the Investment Company Act of 1940. The Code is designed to prevent unlaw-ful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics, certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recom-mended by the mutual fund industry and approved by the U.S. Securities and Ex-change Commission.

  Vanguard was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At November 30, 1995, the Fund had con-tributed capital of $21,000 to Vanguard, representing .1% of Vanguard's capi-talization. The Funds' Service Agreement, provides for the following arrange-ment: (1) each Vanguard Fund may invest a maximum of 0.40% of its assets in Vanguard; and (2) there is no restriction on the maximum aggregate cash in-vestment that the Vanguard Funds may make in Vanguard.

  MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended November 30, 1995 the Fund's share of actual net costs of operation relating to management and administrative services provided by Vanguard totaled approximately $504,000.

  DISTRIBUTION. Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, acts as Sales Agent for the shares of the Funds, in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

  The principal distribution expenses are for advertising, promotional materi-als and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment com-panies which will become members of the Group. The Directors and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new in-vestment companies.

  One-half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon relative net assets. The remaining one-half of those expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribu-tion for distribution expenses of a marketing and promotional nature shall ex-ceed 125% of average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its aver-age month-end net assets. During the fiscal year ended November 30, 1995 the Fund paid approximately $35,000 of the group's distribution and marketing ex-penses, or approximately .02 of 1% of its average month-end assets.

  INVESTMENT ADVISORY SERVICES. Vanguard provides investment advisory services to Vanguard Money Market Reserves, Vanguard Bond Index Fund, Vanguard Index Trust, Vanguard Balanced Index Fund, Vanguard International Equity Index Fund, Vanguard Municipal Bond Fund, several portfolios of Vanguard Fixed Income Securities Fund, Vanguard Admiral Funds, Vanguard Institutional Index Fund, several Portfolios of Vanguard Variable Insurance Fund, Vanguard California Tax-Free Fund, Vanguard New York Insured Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard Tax-Managed Fund, Aggressive Growth Portfolio of Vanguard Horizon Fund, a portion of Vanguard/Windsor II and a portion of Vanguard/Morgan Growth Fund, as well as several indexed separate accounts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.

                            DIRECTORS AND OFFICERS

  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. The following is a list of Directors and Offi-cers of the Fund and a statement of their present positions and principal oc-cupations during the past five years. The mailing address of the Fund's Direc-tors and Officers is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, Chairman and Direc-        JOHN C. SAWHILL, Director
tor*                                       President and Chief Executive Offi-
 Chairman and Director of The Van-         cer, The Nature Conservacy; former-
 guard Group, Inc., and each of the        ly, Director and Senior Partner,
 investment companies in The Van-          McKinsey & Co.; President, New York
 guard Group; Director of The Mead         University; Director, Pacific Gas
 Corporation and General Accident          and Electric Company and NACCO In-
 Insurance.                                dustries.

JOHN J. BRENNAN, President, Chief         JAMES O. WELCH, JR., Director
Executive Officer & Director*              Retired Chairman of Nabisco Brands
 President, Chief Executive Officer        Inc. and retired Vice Chairman and
 and Director of The Vanguard              Director of RJR Nabisco; Director,
 Group, Inc. and each of the in-           TECO Energy, Inc.; and Director of
 vestment companies in The Vanguard        Kmart Corporation.
 Group.
                                          J. LAWRENCE WILSON, Director
ROBERT E. CAWTHORN, Director               Chairman and Chief Executive Offi-
 Chairman of Rhone-Poulenc Rorer,          cer of Rohm & Haas Company; Direc-
 Inc.; Director of Sun Company,            tor of Cummins Energy Company; and
 Inc.                                      Trustee of Vanderbilt University.

BARBARA BARNES HAUPTFUHRER, Director      RAYMOND J. KLAPINSKY, Secretary*
 Director of The Great Atlantic and        Senior Vice President and Secretary
 Pacific Tea Company, Raytheon Com-        of The Vanguard Group, Inc.; Secre-
 pany, Knight-Ridder, Inc., and            tary of each of the investment com-
 Massachusetts Mutual Life Insur-          panies in The Vanguard Group.
 ance Co. and Trustee Emerita of
 Wellesley College.                       RICHARD F. HYLAND, Treasurer*
                                           Treasurer of The Vanguard Group,
BRUCE K. MACLAURY, Director                Inc. and of each of the investment
 President, The Brookings Institu-         companies in The Vanguard Group.
 tion; Director of American Express
 Bank, Ltd., The St. Paul Compa-          KAREN E. WEST, Controller*
 nies, Inc., and Scott Paper Compa-        Vice President of The Vanguard
 ny.                                       Group. Inc.; Controller of each of
                                           the investment companies in The
BURTON G. MALKIEL, Director                Vanguard Group.
 Chemical Bank Chairman's Professor       --------
 of Economics, Princeton Universi-        * Officers of the Fund are "inter-
 ty; Director of Prudential Insur-         ested persons" as defined in the
 ance Co. of America, Amdahl Corpo-        Investment Company Act of 1940.
 ration, Baker Fentress & Co., The
 Jeffrey Co. and Southern New En-
 gland Communications Company.

ALFRED M. RANKIN, JR., Director
 Chairman, President, and Chief Ex-
 ecutive Officer of NACCO Indus-
 tries, Inc.; Director of The
 BFGoodrich Company, The Standard
 Products Company.

REMUNERATION OF DIRECTORS AND OFFICERS

  The Fund pays each Director who is not also an Officer an annual fee plus travel and other expenses incurred in attending Board meetings. The Fund's Of-ficers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund, and each other Fund in the Group, for its proportionate share of Offi-cers' and employees' salaries and retirement benefits. During the fiscal year ended November 30, 1995 the Fund paid approximately $1,000 in Directors fees and expenses to its "non interested" directors. The Fund's proportionate share of remuneration paid by Vanguard (and reimbursed by the Fund) during the fis-cal year was $5,827.

  Directors who are not Officers are paid an annual fee upon retirement equal to $1,000 for each year of service on the Board, up to a maximum of $15,000. This fee is paid for a period of ten years or until the death of a retired Di-rector, and each Vanguard Fund contributes a proportionate amount of this fee based on its relative net assets. Under its retirement plan, Vanguard contrib-utes annually an amount equal to 10% of each Officer's annual compensation plus 5.7% of that part of the eligible Officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Un-der its thrift plan, all eligible Officers are permitted to make pre-tax con-tributions in an amount equal to 4% of total compensation which are matched by Vanguard on a 100% basis. The Fund's proportionate share of retirement contri-butions made by Vanguard under its retirement and thrift plans on behalf of all eligible Officers of the Fund as a group during the 1995 fiscal year was approximately $1,500.

  The following table provides detailed information with respect to the amounts paid or accrued for the Directors for the fiscal year ended November 30, 1995.

                     VANGUARD CONVERTIBLE SECURITIES FUND
                              COMPENSATION TABLE

                          AGGREGATE   PENSION OR RETIREMENT    ESTIMATED      TOTAL COMPENSATION
                         COMPENSATION  BENEFITS ACCRUED AS  ANNUAL BENEFITS FROM ALL VANGUARD FUNDS
NAMES OF DIRECTORS        FROM FUND   PART OF FUND EXPENSES UPON RETIREMENT  PAID TO DIRECTORS(3)
------------------       ------------ --------------------- --------------- -----------------------
John C. Bogle(1), (2)...     --                --                   --                  --
John J. Brennan(2)......     --                --                   --                  --
Barbara Barnes
 Hauptfuhrer............     $84               $14              $15,000             $60,000
Robert E. Cawthorn......     $84               $12              $13,000             $60,000
Bruce K. MacLaury.......     $91               $14              $12,000             $55,000
Burton G. Malkiel.......     $84               $ 9              $15,000             $60,000
Alfred M. Rankin, Jr. ..     $84               $ 7              $15,000             $60,000
John C. Sawhill.........     $84               $ 9              $15,000             $60,000
James O. Welch, Jr. ....     $84               $11              $15,000             $60,000
J. Lawrence Wilson......     $84               $ 8              $15,000             $60,000

(1) For the period reported in this table, Mr. Bogle was the Fund's Chief Ex-ecutive Officer, and therefore an "Interested Director."
(2) As "Interested Directors," Messrs. Bogle and Brennan receive no compensa-tion for their service as Directors.
(3) The amounts reported in this column reflect the total compensation paid to each Director for their service as Director or Trustee of 34 Vanguard Funds (27 in the case of Mr. MacLaury).

                         INVESTMENT ADVISORY SERVICES

  The Fund employs Desai Capital Management, Inc. ("the Adviser") under an in-vestment advisory agreement dated March 1, 1988 to manage the investment and reinvestment of the assets of the Fund and to continuously review, supervise and administer the Fund's investment program. The Adviser discharges its re-sponsibilities subject to the control of the Officers and Directors of the Fund.

  The Fund pays the Adviser an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual per-centage rates, to the Fund's average month-end net assets for the quarter:

   NET ASSETS                                                              RATE
   ----------                                                              -----
   First $50 million...................................................... 0.40%
   Next $50 million....................................................... 0.35%
   Next $100 million...................................................... 0.30%
   Over $200 million...................................................... 0.25%

  During the fiscal years ended November 30, 1993, 1994, and 1995, the Fund paid investment advisory fees of approximately $716,000, $749,000, and $674,000 respectively. These fees were paid pursuant to the terms of a previ-ous investment advisory agreement, which called for a higher rate of fees.

  The agreement will continue until June 15, 1996 and will be renewable there-after for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the agreement may be presented to the shareholders of the Fund; in such event, continuation must be approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the Board of Directors of the Fund or by vote of its outstanding voting securities on 60 days' written notice to the Adviser, or (2) by the Adviser upon 90 days' written notice to the Fund.

  The Fund's Board of Directors may, without the approval of shareholders, provide for:

    A. The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser;

    B. A change in the terms of an advisory agreement; and

    C. The continued employment of an existing adviser, on the same advisory contract terms, where a contract has been assigned because of a change in control of the adviser.

  Any such change will only be made upon not less than 30 days' prior written notice to shareholders, which shall include the information concerning the ad-viser that would have normally been included in a proxy statement.

  The Adviser is a professional investment counseling firm which specializes in the management of convertible and equity-linked securities portfolios for institutional clients. The firm was founded in June 1984. As of December 31, 1995, the Adviser managed assets with an estimated fair market value of ap-proximately $1.4 billion. Rohit M. Desai is the President, Chairman and sole stockholder of the Adviser. Mr. Desai has served as portfolio manager of the Fund since its inception and, along with a team of investment professionals, oversees the Fund's investment program.

                            PORTFOLIO TRANSACTIONS

  The investment advisory agreement authorizes the Adviser (with the approval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and di-rects the Adviser to use its best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. The Adviser has undertaken to execute each investment transaction at a price and commis-sion which provides the most favorable total cost or proceeds reasonably ob-tainable under the circumstances.

  In placing portfolio transactions, the Adviser will use its best judgement to choose the broker most capable of providing the brokerage services neces-sary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical infor-mation and provide other services in addition to execution services to the Fund and/or the Adviser. The Adviser considers such information useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.

  The investment advisory agreement also incorporates the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, the Adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for ef-fecting the same transaction; provided that such commission is deemed reason-able in terms of either that particular transaction or the overall responsi-bilities of the Adviser to the Fund.

  Currently, it is the Fund's policy that the Adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that other-wise might not be available. The Adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Adviser and/or the Fund. However, the Adviser has informed the Fund that it will not pay higher commission rates specifically for the purpose of obtaining research services.

  Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be through such firms. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to other clients, or who act as agent in the purchase of the Fund's shares for their clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a particular trans-action, consider the sale of the Fund shares by a broker or dealer in select-ing among qualified broker-dealers.

  Some securities considered for investment by the Fund may also be appropri-ate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients services by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the Fund and such other clients in a manner deemed equitable by the Adviser. During the fiscal years ended November 30, 1993, 1994 and 1995 the Fund paid $61,413, $58,489, and $38,822 in brokerage commissions.

                              GENERAL INFORMATION
                    DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Fund is a diversified open-ended investment company established under Maryland law. The Fund's Amended and Restated Articles of Incorporation dated April 8, 1986 permit the Directors to issue 1,000,000,000 shares of common stock, with a $.001 par value. The Board of Directors has the power to desig-nate one or more classes ("Portfolios") of shares of common stock and to clas-sify or reclassify any unissued shares with respect to such Portfolios. Cur-rently the Fund is offering shares of one portfolio.

  The shares of the Fund are fully paid and non-assessable, and have no pref-erence as to conversion, exchange, dividends, retirement or other features. The shares have no pre-emptive rights. The shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full shares held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund then issued and outstanding and entitled to vote, irrespec-tive of the class, shall be voted in the aggregate and not by class except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual class, and (ii) when the matter does not affect any interest of a particular class, then only shareholders of the affected class or classes shall be entitled to vote thereon.

                            YIELD AND TOTAL RETURN

  The yield of the Fund for the 30-day period ended November 30, 1995 was +4.38%.

  The average annual total return of the Fund for the one- and five-year peri-ods ended November 30, 1995 was +17.10% and +15.74%, respectively. The average annual total return of the Fund for the period since its inception on June 17, 1986 was +8.69%.

                              COMPARATIVE INDEXES

  Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of the Vanguard Group of Investment Companies.

  Each of the investment company members of the Vanguard Group, including Van-guard Convertible Securities Fund, may, from time to time, use one or more of the following unmanaged indices for comparative performance purposes.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX--is a well diversified list of 500 companies representing the U.S. Stock Market.

WILSHIRE 5000 EQUITY INDEXES--consists of more than 6,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

THE LEHMAN AGGREGATE BOND INDEX is composed of the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Secu-rities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. All secu-rities are rated investment grade or higher by Moody's Investors Service, Standard & Poor's Corporation, or Fitch Investor's Service, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million.

LEHMAN LONG-TERM TREASURY BOND--is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND--consist of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

LEHMAN CORPORATE (BAA) BOND INDEX--all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX--is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

BOND BUYER MUNICIPAL INDEX (20 YEAR) BOND--is a yield index on current-coupon high grade general-obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield of four high grade, noncallable preferred stock issues.

NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX--70% Standard & Poor's 500 Index and 30% NASDAQ Industrial
Index.

COMPOSITE INDEX--35% Standard & Poor's 500 Index and 65% Lehman Long-term Corporate Bond Index.

COMPOSITE INDEX--65% Standard Poor's Index and 35% Salomon Brothers High Grade Bond Index.

LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market weighted index that contains over 4,000 individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated Baa--or better. The Index has a market value of approximately $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB--or better with maturities between 1 and 5 years. The index has a market value of approximately $1.4 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB--or better with maturities between 5 and 10 years. The index has a market value of approximately $600 billion.

LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB--or better with maturities of ten or more years. The index has a market value of approximately $800 billion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) INVESTMENT GRADE DEBT INDEX--is a market weighted index that contains all investment grade corporate debt securities with maturities of one to five years. The index has a market value of approximately $175 billion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) U.S. TREASURY INDEX--is a market weighted index that contains all U.S. Treasury securities with maturities of one to five years. The index has a market value of approximately $1.1 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) U.S. GOVERNMENT INDEX--is a market weighted index that contains all U.S. Government agency and Treasury securities with maturities of one to five years. The index has a market value of approximately $1.3 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) U.S. TREASURY INDEX--is a market weighted index that contains all U.S. Treasury securities with maturities of five to ten years. The index has a market value of approximately $300 billion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) INVESTMENT GRADE DEBT INDEX-- is a market weighted index that contains all investment grade debt securities with maturities of five to ten years. The index has a market value of approximately $225 billion.

LIPPER SMALL COMPANY GROWTH FUND AVERAGE--the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception).

LIPPER GENERAL EQUITY FUND AVERAGE--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER FIXED INCOME FUND AVERAGE--an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

RUSSELL 3000 INDEX--consists of approximately the 3,000 largest stocks of U.S.-domiciled companies commonly traded on the New York and American Stock Exchanges or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded Stocks in the U.S.

RUSSELL 2000 STOCK INDEX--consists of the smallest 2,000 stocks within the Russell 3000; a widely used benchmark for small capitalization common stocks.

LIPPER BALANCED FUND AVERAGE--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

                             FINANCIAL STATEMENTS

  The Fund's Financial Statements for the year ended November 30, 1995, in-cluding the financial highlights for each of the five fiscal years in the pe-riod ended November 30, 1995, appearing in the Fund's 1995 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent ac-countants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1995 Annual Report to Share-holders is enclosed with this Statement of Additional Information.

                APPENDIX--DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF BOND RATINGS

  Excerpts from Moody's Investors Service, Inc., ("Moody's") description of its four highest bond ratings: AAA--judged to be the best quality. They carry the smallest degree of investment risk; AA--judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds; A--possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; BAA--considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteris-tically unreliable over any great length of time. BA--judged to have specula-tive elements; their future cannot be considered as well assured; B--generally lack characteristics of the desirable investment; CAA--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; CA--speculative in a high degree; often in default; C--lowest rated class of bonds; regarded as having extremely poor prospects.

  Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

  Excerpts from Standard & Poor's Corporation ("S&P") description of its five highest bond ratings: AAA--highest grade obligations. Capacity to pay interest and repay principal is extremely strong; AA--also qualify as high grade obli-gations. A very strong capacity to pay interest and repay principal and dif-fers from AAA issues only in small degree; A--regarded as upper medium grade. They have a strong capacity to pay interest and repay principal although it is somewhat susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB--regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC--predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obliga-tion; BB indicates the lowest degree of speculation and CC the highest.

  S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.